Net Employee Defined Benefit Liability	12 Months Ended
Dec. 31, 2017
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Net Employee Defined Benefit Liability

20. Net Employee Defined Benefit Liability

The Company sponsors defined benefit pension plans (the Plans) covering certain full-time employees and past employees, primarily in the United Kingdom. The benefits for the defined benefit pension plans are based on final compensation and years of service. The Plans ceased all future service benefits, although the future salary link has been retained for certain continuing active members.

The Plans are governed by the laws of the United Kingdom. Each pension plan has a board of trustees–consisting of four employer-appointed trustees (one of these is a professional trustee) and two member-nominated trustees–that is responsible for administering the assets and defining the investment policies of the Plans.

The funding objective of each pension plan is to have sufficient and appropriate assets to meet actuarial liabilities. The board of trustees reviews the level of funding required based on separate triennial actuarial valuations for funding purposes; the most recent was completed as at March 31, 2017. The Plans require that contributions be made to separately administered funds, which are maintained independently by custodians. The Company expects to contribute $14.9 to the Plans in 2018.

The Plans expose the Company to a number of risks, including changes to long-term UK interest rates and inflation expectations, movements in global investment markets, changes in life expectancy rates, foreign exchange risk, and regulatory risk from changes in UK pension legislation. The Company is also exposed to price risk because the Plan assets include significant investments in equities.

Guaranteed annuities, purchased for certain plan members upon retirement, protect a portion of the Plans from changes in interest rates and longevity post-retirement. Post-retirement benefits that are fully matched with insurance policies have been included in both the asset and liability figures in the following tables.

A program of liability-driven investments (LDI) has been implemented to hedge a portion of the Plans’ long-term interest rate risk. The LDI program is at a relatively early stage and relates to only a portion of the Plans’ investments; therefore, the Plans remain exposed to significant interest rate risk, along with the other risks mentioned above.

The following table shows a reconciliation from the opening balances to the closing balances for the net defined benefit liability and its components:

	2017			2016
	Defined Benefit Obligation $	Fair Value of Plan Assets $	Net Defined Benefit Liability $	Defined Benefit Obligation $	Fair Value of Plan Assets $	Net Defined Benefit Liability $

Balance, beginning of the year	374.6	(324.1)	50.5	383.6	(339.8)	43.8

Included in profit or loss
Interest expense (income)	10.4	(8.9)	1.5	7.5	(6.7)	0.8
Administrative expenses paid by the Plans	-	1.0	1.0	-	0.9	0.9

	10.4	(7.9)	2.5	7.5	(5.8)	1.7

Included in other comprehensive income
Return on the plan assets (excluding interest income)	-	(30.1)	(30.1)	-	(19.5)	(19.5)

Actuarial (gains) losses arising from:
Changes in demographic assumptions	(8.1)	-	(8.1)	(1.3)	-	(1.3)
Changes in financial assumptions	29.5	-	29.5	35.0	-	35.0
Experience adjustments	(5.3)	-	(5.3)	3.2	-	3.2
Effect of movement in exchange rates	10.2	(9.4)	0.8	(45.0)	40.1	(4.9)

	26.3	(39.5)	(13.2)	(8.1)	20.6	12.5

Other
Benefits paid	(13.6)	13.6	-	(8.4)	8.4	-
Contributions by employer	-	(21.3)	(21.3)	-	(7.5)	(7.5)

	(13.6)	(7.7)	(21.3)	(8.4)	0.9	(7.5)

Balance, end of the year	397.7	(379.2)	18.5	374.6	(324.1)	50.5

Presented in the statement of financial position as:

	December 31 2017 $	December 31 2016 $

Net defined benefit asset	(12.7)	-
Net defined benefit liability	31.2	50.5

	18.5	50.5

The Company has an unconditional right to derive economic benefit from the above surplus and has, therefore, recognized a net defined benefit asset.

The major categories of plan assets, measured at fair value, are as follows:

	December 31 2017 $	December 31 2016 $

Cash and cash equivalents	2.9	8.8

Investments quoted in active markets (mutual funds and exchange-traded funds):
Equities	110.1	80.8
Corporate bonds and fixed income	45.0	36.1
Property funds	6.6	8.0

Unquoted investments (insurance contract):
Annuity policies	102.9	90.5
Equities and property	69.5	59.0
Corporate bonds	22.7	19.1
Cash and cash equivalents	19.5	21.8

Fair Value of the plan assets	379.2	324.1

The investment policy for the Plans is to balance risk and return. Approximately 40% of the plan assets are invested in mutual funds and exchange-traded funds (both are fair valued using quoted market prices) or held in cash. Approximately 30% of the plan assets are held in annuity policies which are purchased for certain plan members upon retirement. The fair value of these policies reflects the value of the obligation for these retired plan members and is determined using actuarial techniques and guaranteed annuity rates. The remaining assets of the Plans are invested in a wholly insured with-profits insurance contract with a major insurance company. Contributions made to this contract are invested in insurance policies administered by third parties, which provide for a declared rate of interest. The yields on the investments are intended to provide for a steady return on the assets, which is not wholly dependent on stock market fluctuations, to reflect the long-term performance of the investment. The insurance contract is fair valued using valuation techniques with market observable inputs.

The present value of the defined benefit obligation is determined by discounting the estimated future cash flows using actuarial valuations. The principal assumptions used in determining pension benefit obligations for the Plans are shown below (expressed as weighted averages):

	December 31 2017	December 31 2016

Discount rate	2.47%	2.68%
Rate of increase in salaries	3.51%	4.50%
Rate of inflation, pre-retirement	2.40%	2.45%
Rate of increase in future pensions payment	3.53%	3.58%

Life expectancy at age 65 for current pensioners:
Male	22 years	22 years
Female	24 years	24 years

Life expectancy at age 65 for current members aged 40:
Male	23 years	24 years
Female	26 years	26 years

At December 31, 2017, the weighted average duration of the defined benefit obligation was 15 years (2016 – 14 years).

Quantitative sensitivity analyses showing the impact on the defined benefit obligation for significant assumptions are as follows:

	December 31 2017		December 31 2016

	Increase $	Decrease $	Increase $	Decrease $

Change in discount rate by 0.25%	(11.2)	11.8	(10.5)	11.0
Change in pre-retirement inflation rate by 0.25%	3.9	(3.8)	3.5	(3.3)
Change in salary growth by 0.25%	0.5	(0.5)	0.8	(0.6)
Change in pension increase assumption by 0.25%	6.4	(6.1)	0.8	(0.8)
Increase of one year in the life expectancy	6.0	n/a	4.6	n/a

The sensitivity analyses above have been determined based on a method that extrapolates the impact on the defined benefit obligation as a result of reasonable changes in key assumptions occurring at the end of the reporting period. The sensitivity analyses are based on a change in a significant assumption and keeping all other assumptions constant, and may not be representative of an actual change in the defined benefit obligation as it is unlikely that changes in assumptions would occur in isolation of one another.